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                                                                   Exhibit 10.27


                            M & L INTERNATIONAL INC.
                            1333 NORTH KINGSBURY ST.
                               CHICAGO, IL 60622



                                                        February 4, 1998


Mr. Kurt C. Gutfreund
President and Chief Executive Officer
M&L International, Inc.
1333 North Kingsbury St.
Chicago, IL  60622

Re:  First Amendment to Employment Agreement

Dear Kurt:

         Reference is made to the Employment Agreement, dated as of November 30, 1994, between M&L International, Inc., an Illinois corporation (the "COMPANY") and yourself (the "EMPLOYMENT AGREEMENT"). Except as set forth herein, capitalized terms used in this letter agreement have the meanings ascribed to them in the Employment Agreement.

         This letter agreement shall be deemed to be a Written Supplement contemplated by Section 2.2 of the Employment Agreement and shall otherwise amend the Employment Agreement as set forth herein.

         1. The Initial Term and your employment under the Employment Agreement are hereby renewed and extended for a three-year period commencing January 1, 1998 and terminating December 31, 2000.

         2. Your Base Salary shall be as follows for the periods set forth below:

                                    1/1/98 - 12/31/98   $330,000
                                    1/1/99 - 12/31/99   $340,000
                                    1/1/00 - 12/31/00   $350,000

         3. Section 5.6 of the Employment Agreement is hereby deleted in its entirety.

         4. The definition of "NONCOMPETITION PERIOD" appearing in the last sentence of Section 6.1 of the Employment Agreement is hereby modified by (i) DELETING clause (b) thereof, (ii) REDESIGNATING clause (c) thereof as clause (b) and (iii) DELETING clause (a) thereof and SUBSTITUTING the following clause (a) in its place:

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Kurt C. Gutfreund
February 4, 1998
Page 2

                           "(a) in the event the Executive's employment is terminated pursuant to Section 5.4, a period of six months following the effective date of such termination, unless the Company shall specify a longer period in its notice of termination to the Executive (PROVIDED, HOWEVER, that any such longer period shall not exceed a period of six months)..."

         5. The first sentence of Section 5.4 of the Employment Agreement is hereby DELETED and the following sentence is SUBSTITUTED in its place:

                           "The Company shall have the right at any time to terminate the Executive's employment hereunder without cause upon at least 90 days' prior written notice to the Executive, PROVIDED, HOWEVER, that the Company shall pay to the Executive (i) on the effective date of termination specified in the notice, any unpaid Base Salary accrued through the effective date of termination, (ii) his then-effective Base Salary, in equal installments consistent with the Company's normal payroll practices, from the termination date until the end of the Non-Competition Period, and (iii) in accordance with Section 3.2(b), an amount equal to any earned but unpaid Incentive Compensation payable with respect to the prior calendar year plus the Incentive Compensation, if any, payable in respect of the calendar year in which such termination occurs, prorated for the period of service by the Executive from the beginning of such year through the date of termination."

         If the foregoing accurately reflects our agreement with respect to the foregoing modification to the Employment Agreement, kindly sign the duplicate copy of this letter agreement enclosed herewith and return it to me.

                                             Sincerely,



                                             /s/ Peter Vandenberg, Jr.
                                             -------------------------------
                                             Peter Vandenberg, Jr.
                                             Vice President


ACCEPTED AND AGREED:


/s/ Kurt C. Gutfreund
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KURT C. GUTFREUND